UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): February 3, 2012


                               CEL-SCI CORPORATION
                    ---------------------------------------
             (Exact name of Registrant as specified in its charter)



     Colorado                          0-11503                  84-0916344
----------------------------   ------------------------   ----------------------
(State or other jurisdiction     (Commission File No.)    (IRS Employer
of incorporation)                                          Identification No.)


                         8229 Boone Boulevard, Suite 802
                             Vienna, Virginia 22182
              ----------------------------------------------------
          (Address of principal executive offices, including Zip Code)



             Registrant's telephone number, including area code: (703) 506-9460
                                                                 --------------


                                       N/A
                   -------------------------------------------
          (Former name or former address if changed since last report)


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Item 8.01   Other Events

     During the week ending February 3, 2012, CEL-SCI received $927,359 from the exercise of series K warrants to purchase 3,091,195 shares of CEL-SCI's common shares. These warrants were issued as part of the August 2006 financing, had an exercise price of $0.30 and expired on February 4, 2012.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 6, 2011            CEL-SCI CORPORATION



                                   By: /s/ Geert R. Kersten
                                       -----------------------------------------
                                       Geert R. Kersten, Chief Executive Officer

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